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                                                                   EXHIBIT 10.13


                             SUBSCRIPTION DOCUMENTS
                       ESSENTIALLY YOURS INDUSTRIES, INC.,
                              A NEVADA CORPORATION


On the terms and subject to the conditions specified in that certain Prospectus dated November ___, 2002 ("Prospectus"), Essentially Yours Industries, Inc., a Nevada corporation ("Company") is offering for sale a maximum of 1,330,000 shares of its $.001 par value common stock ("Offered Shares") at a purchase price of $3.00 per Offered Share. The minimum purchase is one (1) Offered Share.

Those defined (capitalized) terms used in these Subscription Documents without a definition specified in these Subscription Documents shall have the same definitions and meanings specified by the applicable provisions of the Prospectus.

The attached Subscription Documents must be completed and delivered as follows:

MAIL TO:

Essentially Yours Industries, Inc.
Attn: Mary Hammer
3330 Pico Boulevard
Santa Monica, California 90405

Subscriptions must be funded (at a price of $3.00 per Offered Share) by check or by wire.

MAKE CHECK PAYABLE TO "Essentially Yours Industries, Inc.".

WIRING INSTRUCTIONS: Wire to:

Bank of America
6900 Westcliff Drive, 4th Floor
Las Vegas, Nevada 89145

For credit to Essentially Yours Industries, Inc.
Routing number: 122400724
Account number: 4964873023

SUBSCRIPTIONS WILL ONLY BE ACCEPTED FROM PERSONS OR ENTITIES THAT, IN THE OPINION OF MANAGEMENT OF THE COMPANY, ARE CAPABLE OF BEARING THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE COMPANY.



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SECTION A - HOW TO SUBSCRIBE

To subscribe for Offered Shares, you must complete the Subscription Agreement.

Directions for the Subscription Agreement are as follows:

1.      MINIMUM INVESTMENT -- 1 OFFERED SHARE ($3.00).

2. Be sure to provide your correct name, address and Social Security Number or tax identification number, as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. SIGNATURE AND SUPPORTING MATERIAL REQUIREMENTS - The following requirements have been established for the various ways in which Offered Shares may be purchased and held other than by you as an individual:

        JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

        COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

        TENANTS IN COMMON: The signatures of all parties are required.

        TENANTS BY THE ENTIRETY: The signatures of all parties are required.

        PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

        TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

        CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of Offered Shares.

5.      Furnish the following:

        (a)    Completed Subscription Agreement
        (b)    Supporting material if required (Item 4 above).
        (c)    A check or wire in the amount of your subscription (see below).

PAYMENT INSTRUCTIONS


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PAYMENT IS ACCEPTED BY CHECK OR BY WIRE.

MAKE CHECK PAYABLE TO: "ESSENTIALLY YOURS INDUSTRIES, INC."

MAIL TO:
Essentially Yours Industries, Inc.
Attn: Mary Hammer
3330 Pico Boulevard
Santa Monica, California 90405

WIRING INSTRUCTIONS: WIRE TO:

Bank of America
6900 Westcliff Drive, 4th Floor
Las Vegas, Nevada 89145

For credit to Essentially Yours Industries, Inc.
Routing number: 122400724
Account number: 4964873023

SECTION B - SUBSCRIPTION AGREEMENT

By signing this Subscription Agreement, without waiving any of your rights pursuant to applicable federal or state laws, you covenant and agree as follows:

1. On the terms and subject to the conditions of the Prospectus and this Subscription Agreement, you hereby subscribe for the number of Offered Shares specified below for a subscription price of $3.00 per Offered Share. You hereby agree that this subscription shall be irrevocable and shall survive your death or disability. Payment of the purchase price for Offered Shares is due upon subscription.

2. You acknowledge and agree that (i) management of the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the officers of the Company authorized to sign this Subscription Agreement on behalf of the Company. You agree that subscriptions need not be accepted by the Company. You agree that subscriptions need not be accepted by the Company in the order in which subscriptions are received.

3. You have relied solely upon such independent investigations made by you or by your representatives in making your decision to purchase Offered Shares, and except for the Prospectus, no oral or written representations have been made to, or relied upon by, you.

4. You are aware that no federal, state or other agency has made any recommendation or endorsement of the Offered Shares.

5. You understand that a purchase of Offered Shares involves certain risk factors and conflicts of interest.

6. You have the requisite knowledge and experience to evaluate the relative business aspects and risks, or you have relied upon the advice of experienced advisors with regard to the relative business aspects and risks, and other considerations involved in purchasing Offered Shares.


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7.      You and your counsel or advisors (collectively, "representatives") have made or have had the opportunity to make such inspections as you or they, as the case may be, have deemed necessary to complete your evaluation of a purchase of Offered Shares, or otherwise. It has been called to your attention by the Prospectus and those persons with whom you have dealt in connection with your proposed purchase of Offered Shares, that the Company has been formed quite recently and has no history of earnings.

8. You and your representatives have had the opportunity to discuss all material aspects regarding a purchase of Offered Shares with management of the Company or with the Company's authorized agents, and any and all questions asked have been answered to the full and complete satisfaction of you and your representatives.

9. You agree that until August 31, 2003, you shall not, without the prior written consent of the Company, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Offered Shares, or (2) enter into any swap or other arrangement that transfers to another person or entity, in whole or in part, any of the economic consequences of ownership of any Offered Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company common stock or such other securities, in cash or otherwise.

10. Your commitment to investments, which are not readily marketable, is not disproportionate to your net worth, and your purchase of Offered Shares will not cause such commitment to become excessive.

11. You have adequate net worth and means of providing for your current needs and contingencies to sustain a complete loss of your investment in the Company at the time of investment, and have no need for liquidity in connection with the Offered Shares purchased by you. You currently can afford a complete loss of the amount you will pay for the Offered Shares.

12. You are aware that there is no public market for the Offered Shares, that it is not probable that any such market will develop, and that it may not be possible to sell or otherwise dispose of your Offered Shares readily. You agree not to transfer or assign this Subscription Agreement, or any of your interest herein.

13. You have attained the age of majority (as established in the state or other jurisdiction in which you reside), if an individual, and you have no legal disability with respect to entering into a contractual relationship with the Company and executing this Subscription Agreement.

14. If and when this Subscription Agreement is accepted by the Company, you will have purchased the number of Offered Shares set forth above your signature on the signature page of this Subscription Agreement. The Offered Shares which you offer to purchase hereby shall not be deemed issued to, or owned by, you until (i) you have fully paid the applicable purchase price for the Offered Shares in cash, and (ii) the Company has accepted your offer to purchase. The Company shall have until the closing date of the offering of Offered Shares or any extension of that offering to accept or reject your offer, at its sole discretion.

15. By your signature hereto and by checking and initialing the applicable line below, you hereby specifically represent and warrant that you are the sole party in interest with respect to the purchase of Offered Shares. In the event of sales of Offered Shares to fiduciary accounts, the respective fiduciary represents and warrants that such conditions are satisfied by that fiduciary, by the respective fiduciary


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account, or by the contributor who directly or indirectly supplies the funds for the purchase of Offered Shares. You are aware that the Company, its management, and their agents will rely upon your foregoing representations and warranties.

16. You agree to indemnify and hold harmless the Company and its directors, officers, affiliates, accountants, attorneys, agents and other representatives from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of your failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of any representation, warranty, covenant or agreement made by you herein or in connection with the purchase of the Offered Shares, or in any document provided by you to the Company.

17. All information which you have provided to the Company submitted herewith is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, you will immediately provide the Company with that material change.

18. You agree that within five (5) calendar days after receipt of a written request from the Company, you will provide such information and execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

19. You are now a bona fide resident of the state or other jurisdiction set forth herein and the address and Social Security Number or similar tax identification number set forth herein are your true and correct residence and Social Security Number or similar tax identification number. You have no current intention of becoming a resident of any other state or jurisdiction. If you are a corporation, partnership, trust or other form of business organization, you were formed pursuant to the laws of _________________________, and your principal place of business is within such state, and you are not organized for the purpose of acquiring Offered Shares.




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HOW TO SUBSCRIBE

You are subscribing to purchase a total of ________ Offered Shares at $3.00 per Offered Share ($_______________) by (check and initial applicable line):

[ ] _________   $________ (for _____ Offered Shares) paid by cashier's check;

[ ] _________   $________ (for _____ Offered Shares) paid by personal check; or

[ ] _________   $________ (for _____ Offered Shares) paid by bank wire.


MAIL TO:

Essentially Yours Industries, Inc.
Attn: Mary Hammer
3330 Pico Boulevard
Santa Monica, California 90405

For details, see HOW TO SUBSCRIBE (immediately preceding this Subscription Agreement)

Print name(s) in which Offered Shares are to be registered on the books and records of the Company:

NAME:(1) ______________________________________________________________________

Social Security or Tax Identification Number __________________________________

NAME:(2) ______________________________________________________________________

Social Security or Tax Identification Number __________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________


Title to your purchased Offered Shares is to be held as follows (check and initial one):

        (a)  ________   Husband & Wife, as community property
        (b)  ________   Joint Tenants
        (c)  ________   Tenants in Common
        (d)  ________   Individual
        (e)  ________   Corporation
        (f)  ________   Partnership
        (g)  ________   Trust
        (h)  ________   Other           Please describe: ______________________


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NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU
ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

The undersigned hereby certifies that the undersigned has answered the foregoing to the best of the undersigned's knowledge, that the undersigned's answers are complete and accurate, and the undersigned declares under penalty of perjury that the foregoing is true and correct.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED: _______________________________, 200__, at _____________________________

(1) __________________________________         (2) ____________________________

NOTE: If Offered Shares are to be registered in more than one name, all subscribers must sign.

ACCEPTANCE OF SUBSCRIPTION

Agreed to and accepted:

By:   Essentially Yours Industries, Inc.,
      a Nevada corporation

By:   _____________________________________

Its:  President

By:   _____________________________________

Its:  Secretary



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